UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 1, 2007 (February 27, 2007)

CHINA SHEN ZHOU MINING & RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-03385-LA	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043

(Address of principal executive offices)

86-010-68867292

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

On February 27, 2007, the services of Chisholm, Bierwolf & Nilson, LLC (“Chisholm”), the firm that audited the financial statements of Earth Products & Technologies, Inc. (now known as China Shen Zhou Mining & Resources, Inc. (the “Company”)) for the year ended December 31, 2005, and e-Fang Accountancy Corp. (“e-Fang”), which had previously been engaged as the independent accounting firm for the Company’s subsidiary, American Federal Mining Group, Inc. (“AFMG”), an Illinois corporation, and its subsidiaries (which were acquired in a reverse acquisition in 2006), were dismissed by the Company, due to the engagement of the new auditors, as described below.

Effective February 27, 2007, the Company engaged Grobstein, Horwath & Company, LLP (“Horwath”), as its independent registered accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2006.

Chisholm performed audits of the Company’s financial statements for each of the years ended December 31, 2005 and 2004.  Their audit reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.   e-Fang has performed audit work for the Company’s subsidiary, AFMG and its subsidiaries.  e-Fang also provided audit work in connection with the Company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2006.

During the two-year period ended December 31, 2005, and from that date through the date of this Report, there have been no disagreements between the Company and Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Chisholm to make reference to the subject matter of such disagreements in connection with their reports for each of the years ended December 31, 2005 and 2004.  Similarly, during the two-year period ended December 31, 2005, and from that date through the date of this Report, there have been no disagreements between the Company or its subsidiaries, as applicable, and e-Fang on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused e-Fang to make reference to the subject matter of such disagreements in connection with their reports for each of the years ended December 31, 2005 and 2004.  In connection with its audits for each of the fiscal years ended December 31, 2005 and 2004, and through the date of this Report, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

The Company requested Chisholm and e-Fang furnish letters to the SEC stating whether they agree with the above statements.  These letters are furnished as Exhibits 16.1 and 16.2, respectively.

During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with Horwath regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters required to be disclosed under Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01  Financial Statements and Exhibits

Furnished with this Report as Exhibits 16.1 and 16.2 are letters from Chisholm and e-Fang dated March 1, 2007.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGISTRANT:

China Shen Zhou Mining & Resources, Inc.

Date:  March 1, 2007

By

/s/ Yu Xiao-Jing

Yu Xiao-Jing, President